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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 22, 1998


                             BUSINESS RESOURCE GROUP
             (Exact name of Registrant as specified in its charter)


                                     0-26208
                            (Commission File Number)


CALIFORNIA                                  77-0150337
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)


                       2150 North First Street, Suite 101
                               San Jose, CA 95131
             (Address of principal executive offices, with zip code)


                                  408-325-3200
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



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        The Registrant hereby amends the following item of its Report on Form
8-K filed with the Securities and Exchange Commission on June 8, 1998. The Registrant is amending Item 7 to include certain required financial statements and pro forma financial statements and exhibits associated therewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    Financial Statements of Business Acquired.

        Exhibit 99.1 hereto contains the audited balance sheets for OFN, INC. as of March 31, 1998, unaudited income statements for the 12-months ended December 31, 1997 and the six months ended June 30, 1998, an unaudited balance sheet as of April 30, 1998 and the related statements of operations, shareholder's equity, and cash flows for the period ended March 31, 1998.

        (b)    Pro Forma Financial Information.

        Exhibit 99.1 hereto contains the unaudited pro forma combined condensed balance sheet as of April 30, 1998, the unaudited pro forma combined condensed statements of operations for the year ended October 31, 1997 and the six months ended April 30, 1998 and the notes thereto.

        (c)    Exhibits.

               2.1* Asset Purchase Agreement dated May 22, 1998 , among the Company, OFN, INC., BRG Acquisition Corp. and David & Rebecca Nagorski, Husband and Wife as Joint Tenants.

               23.1   Independent Auditor's Consent

               99.1 OFN, INC. Financial Statements with Report of Deloitte & Touche LLP.

* Filed with the Commission on June 8, 1998 and incorporated as an exhibit hereto pursuant to Rule 12b-32 promulgated under the Securities Exchange Act of 1934, as amended.














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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BUSINESS RESOURCE GROUP



Date:  July 31, 1998                   By:  /s/ John Palmer
                                           -------------------------------------
                                            John Palmer, Chief Financial Officer





















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                                INDEX TO EXHIBITS



     Exhibit
       No.                          Exhibit
     -------                        -------

      2.1*      Asset Purchase Agreement dated May 22, 1998, among the
                Company, OFN, INC., BRG Acquisition Corp. and David & Rebecca
                Nagorski, Husband and Wife as Joint Tenants.

     23.1       Independent Auditor's Consent

     99.1 OFN, INC. Financial Statements with Report of Deloitte & Touche LLP.



* Filed with the Commission on June 8, 1998 and incorporated as an exhibit hereto pursuant to Rule 12b-32 promulgated under the Securities Exchange Act of 1934, as amended.